Note Receivable	6 Months Ended
Mar. 31, 2026
Note Receivable
Note Receivable

Note 7 — Note Receivable

Advance to C.M. Composite Materials Ltd

On December 26, 2025, the Company advanced principal in the amount of $398,245 to C.M. Composite Materials Ltd., an Israeli corporation (“CM”).

In connection with the advance, CM delivered a Promissory Note to the Company (the “CM Note”). The CM Note has a 24-month maturity, with the outstanding principal due and payable on December 31, 2027, unless repaid earlier. The CM Note does not bear interest unless an event of default occurs, in which case interest accrues at a rate of 5% per annum, or the maximum rate permitted by applicable law, if lower. The CM Note may be prepaid at any time without premium or penalty. The CM Note is a stand-alone financial obligation and is not contingent upon the completion of any acquisition, merger, or other strategic transaction.

On January 22, 2026, the Company entered into an additional Promissory Note with CM for an amount of $200,000 to CM (the “Second Note”). The Second Note has a 24-month maturity, with the outstanding principal due and payable on January 30, 2028, unless repaid earlier. The Second Note does not bear interest unless an event of default occurs, in which case interest accrues at a rate of 5% per annum, or the maximum rate permitted by applicable law, if lower. The Second Note may be prepaid at any time without premium or penalty. The proceeds of the Note were funded on January 26, 2026. The Second Note constitutes a binding and enforceable obligation of CM. The Note is a stand-alone financial obligation and is not contingent upon the completion of any acquisition, merger, or other strategic transaction.

On February 4, 2026, the Company entered into an additional Promissory Note with CM for an amount of $500,000 (the “Third Note”). The Third Note has a 24-month maturity, with the outstanding principal due and payable on December 31, 2027, unless repaid earlier. The Third Note does not bear interest unless an event of default occurs, in which case interest accrues at a rate of 5% per annum, or the maximum rate permitted by applicable law, if lower. The Third Note may be prepaid at any time without premium or penalty. The proceeds of the Third Note were funded on February 4, 2026. The Third Note constitutes a binding and enforceable obligation of CM. The Third Note is a stand-alone financial obligation and is not contingent upon the completion of any acquisition, merger, or other strategic transaction. The note was satisfied from funding pursuant to the funding agreement with Stanley Hills, LLC (See Note 2).

In February 2026, CM entered into a settlement agreement with a vendor who alleged failure to meet contractual obligation in the sum of approximately 12 million Israeli Shekels following a failed motion to appoint a receiver by that said vendor. Pursuant to the agreement, CM is expected to make monthly payments to liquidate the obligation and regular court appearances. The Company evaluated the current financial position of CM and determined that there is not an increased credit risk nor is the collectability of the CM Note uncertain, due to past profitability of CM.

The CM Notes described herein remain fully enforceable regardless of whether any contemplated transaction is completed.

At March 31, 2026, total advances to C.M. Composite Materials Ltd. of $1,098,245 is included in notes receivable on the unaudited condensed consolidated balance sheets.

Side Letter Agreement

On March 11, 2026, the Company entered into a Side Letter with C.M., Giza Zinger Even Mezzanine, Limited Partnership (“Giza”), and Matania (Mati) Moskovitch. This Side Letter supplements and addresses obligations under the Company’s previously disclosed Investment and Share Purchase Agreement (SPA) and Loan Agreement, both dated February 20, 2026. Under the Side Letter, the Company acknowledges an existing settlement agreement between Giza, Mati, and CM, and agrees that CM’s performance and payments under that settlement do not constitute a breach or event of default under the SPA or Loan Agreement.

Pursuant to the Side Letter, the Company has irrevocably committed to providing aggregate funding of at least $5.0 million to CM. This funding commitment is specifically allocated as $1.5 million for working capital and $3.5 million for the establishment and operation of a new facility outside of Israel. Additionally, the agreement requires that CM’s activities outside Israel must be conducted directly by CM rather than through subsidiaries, unless those entities are pledged to Giza.

Until CM’s obligations to Giza are fully satisfied, the Company has agreed not to exercise its conversion rights under the Loan Agreement (the Note) to convert amounts into equity of CM without Giza’s prior written consent. Furthermore, the parties agreed not to take actions that would result in the dilution of CM’s shareholders, including the issuance of new equity, options, warrants, or convertible securities.

The Side Letter also stipulates that any shares of the Company to be issued to the shareholder (Mati) in connection with the SPA will be deposited with an approved Israeli trustee. These shares will be held in a dedicated securities account in Israel for the purpose of securing CM’s obligations to Giza.

As stated in Note 18, pursuant to the Investment and Share Purchase Agreement, the Company agreed to provide loans to the Target Company as additional consideration under the Share Purchase Agreement. The Loan Agreement provides for a secured loan facility in an aggregate principal amount of up to $5,000,000 (the “Commitment”). The Company is obligated to make an initial advance of up to $1,500,000 within ten (10) Business Days following the Effective Date (subject to satisfaction of conditions precedent), to be used for general working capital purposes consistent with the Target Company’s ordinary course of business. Subsequent advances of the remaining up to $3,500,000 may be made in one or more tranches upon mutual written agreement of the parties, solely for working capital or the establishment and operation of a new facility outside Israel, with each tranche subject to the Company’s reasonable approval and minimum amounts (generally not less than $250,000 unless otherwise agreed). Proceeds of subsequent advances are to be used exclusively to operate, develop, certify, market, and commercialize the Target Company’s technologies and products in global markets, including the United States.

The advances were made pursuant to a promissory note with a 24-month maturity, bearing no interest unless an event of default occurs (then at 5% per annum or the lower legal maximum), prepayable without penalty, and not contingent on any acquisition or strategic transaction.

Any loan pursuant to the Loan Agreement will bear simple interest at 12% per annum (or such lower rate as mutually agreed in writing, but not exceeding prevailing market rates for similar loans as determined in good faith by the Company), calculated on a 360-day year basis for actual days elapsed. The loan will mature three (3) years after the Effective Date. The obligations under the Loan Agreement are secured by a first-priority security interest in substantially all assets of the Target Company (including accounts, inventory, equipment, general intangibles, intellectual property, and proceeds thereof).

During the three months ended March 31, 2026, the Company advanced to the Target a total of $2,378,000 which is included in note receivable at March 31, 2026 on the unaudited condensed consolidated balance sheets. For the three and six months ended March 31, 2026, interest income of $13,851 and $0 is accrued and included in interest income on the unaudited condensed consolidated statements of operations.